                 M u t u a l  F u n d
                      S e m i - A n n u a l  R e p o r t
                                           June 30, 2000

Morgan Grenfell
SMALLCap Fund, Inc.


                                                  A Member of the
                                                  Deutsche Bank Group  [/]

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

Attached please find the June 30, 2000 semi-annual report for the Morgan Grenfell SMALLCap Fund.

I am also pleased to announce two new initiatives. The Board of Directors unanimously voted to change the name of the Fund from the Morgan Grenfell SMALLCap Fund, Inc. to The SMALLCap Fund, Inc. to gain broader exposure for the Fund. I anticipate that the name change will occur in the third quarter of this year. Please note that the ticker symbol "MGC" will not change. In addition, the Fund will launch its own web-site www.thesmallcapfundinc.com in the fourth quarter of this year. This site will include news, updates, quarterly fact sheets, annual, and semi-annual reports, as well as the daily NAV of the Fund.

I would like to thank you for being a shareholder of the Fund, and look forward to sharing more exciting developments with you in the future. Please feel free to contact the Fund as we welcome shareholder input and look forward to responding to your questions or concerns.

Best regards,


Joseph J. Incandela
Chairman of the Fund

Morgan Grenfell SMALLCap Fund, Inc.
--------------------------------------------------------------------------------
Table of Contents



       Letter to Shareholders.............................   3

       Morgan Grenfell SMALLCap Fund, Inc.
         Schedule of Investments..........................   8
         Statement of Assets and Liabilities..............  10
         Statement of Operations..........................  11
         Statements of Changes in Net Assets..............  12
         Financial Highlights.............................  13
         Notes to Financial Statements....................  14
         Proxy Results....................................  18


                         -----------------------------
The Fund is not insured by the FDIC and is not a deposit, obligation of or guaranteed by Deutsche Bank. The Fund is subject to investment risks, including possible loss of principal amount invested.
                         -----------------------------

--------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Fellow Shareholder:

The Morgan Grenfell SMALLCap Fund outperformed its benchmark for the six months ended June 30, 2000. The Fund had a total return of 9.95% for the semi-annual period (based on the Fund's NAV), as compared to 6.93% for the S&P Small Cap 600 Index. The Fund also outperformed the Russell 2000 Index, which returned 3.04%, and the Lipper Small Cap Core Funds Average, which returned 9.20%, for the same time period.

MARKET REVIEW

Continuing the trend from 1999, the small cap equity market, as measured by the S&P 600 Index, outperformed its large cap brethren for the six months ended June 30, 2000. However, the dominant theme within the small cap sector was "volatility and reversal," due primarily to wide swings in investor sentiment since year end 1999.

The year started strongly, with technology and health care, especially biotechnology, leading the performance charge. In March, the small cap market pulled back, and both the technology and health care sectors ended the month down. Still, for the first quarter overall, health care and technology were among the top performing sectors along with communications services, mostly driven by cellular/wireless, and energy, as a result of rising commodity prices.

The second quarter began with a continuation of the March sell-off. Fears of a pick-up in inflation, a shift in investor sentiment regarding "New Economy" vs. "Old Economy" stocks, and the near-certain prospect of higher interest rates followed by a gradual slowdown in economic growth caused a decline in all capitalization segments of the equity market. However, the small cap market improved in the latter half of the second quarter, as optimism rose that the Federal Reserve Board could engineer a "soft landing" for the U.S. economy. Also, earnings growth estimates remained strong. In the small cap market, the health care and energy sectors led second quarter performance. However, the negative returns in technology and other sectors during these months hindered overall market performance.

INVESTMENT STRATEGY

The Fund continues to focus primarily on companies with market capitalizations between $100 million and $2.2 billion at the time of initial investment. The weighted average market capitalization of companies held in the Fund on June 30, 2000 was $1.39 billion.

The Fund's strong performance for the first half of 2000 was due primarily to effective sector allocation and individual stock selection, despite high volatility within the U.S. equity market in general and the small cap market in particular.

For example, the Fund maintained an overweight position in two of the best performing sectors--health care and energy. Winners for the Fund in these sectors included Caremark Rx Inc., Priority Healthcare Corp., Trigon Healthcare Inc., BJ Services, Devon Energy Corp., and Global Industries. Performance was also aided by an underweight position in the poorly performing consumer sector.

The Fund's overweight position in the technology sector had a mixed impact on portfolio performance. Still, we maintained our position, focusing our research on those companies that we believed would benefit from e-commerce, the need for greater bandwidth and connectivity, and other innovations that we anticipate will enjoy strong demand in the future. Within this sector, strong performers included Tech Data Corp. and Documentum, Inc. As of June 30, 2000, the Fund held 89 securities across nine sectors in its portfolio.

MANAGER OUTLOOK

Recent economic data suggests that U.S. economic growth may be sustained at a more moderate pace with lessened investor anxiety regarding rising interest rates and inflation. A moderation in energy prices could further reduce inflationary pressures. Profit growth seems solid across most segments of the market. Thus, our outlook for the U.S. equity markets in general is favorable. We remain positive on the small cap market as well. Profit growth remains positive and relative valuations in small cap stocks continue to be attractive.

Two additional factors could support the strong performance of the small cap equity market. In our opinion, as individual investors assume growing responsibility for their own retirement planning, mutual fund flows (especially into corporate-sponsored plans) continue to be an important source of liquidity. As these individuals' comfort level with equity investing increases, they are also likely to diversify investments to include small cap

--------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
--------------------------------------------------------------------------------
Letter to Shareholders

stocks. In fact, small cap mutual fund inflows during the first half of 2000 were the best in three years.

In addition, the small cap universe contains over 6,300 companies, representing well over 90% of all publicly traded domestic companies. Such a universe provides an excellent source for corporate America and venture capitalists to continue to recognize value in these companies with solid fundamentals early in their growth cycle. The U.S. economy, with its high level of entrepreneurial activity and venture capital backing, should continue to provide many attractive investment opportunities as early stage private companies shift to public ownership. Restructuring and consolidation also create opportunities for small cap investors.

Our market outlook is tempered by several risks that exist for the rest of the year. In particular, we are concerned about valuation risk, especially in NASDAQ stocks. So far, the NASDAQ Composite remains extremely volatile and has experienced daily movements of over 5% on twelve occasions during the first six months of 2000. Also, margin and consumer debt remains at high levels. Third, interest rates could increase further, which may lead to significant slowing of the economy. There may also be increased market volatility as presidential elections near and debates on federal budget policy, free trade issues, and the long-term funding of Social Security begin to dominate the news. Overall, earnings disappointments continue to present the primary investment risk.

Despite the recent and anticipated high volatility in the stock market, we remain disciplined in our investment process. Our investment strategy continues to:

 . focus on small cap companies with above average growth prospects selling at reasonable valuations with the potential to be the blue chips of the future

 . focus on individual stock selection with the goal of providing value-added performance relative to the universe of smaller U.S. companies

 . use extensive and intensive fundamental research to identify companies with innovation, leading or dominant position in their niche markets, a high rate of return on invested capital, and the ability to finance a major part of future growth from internal sources, and

 . strictly adhere to our sell discipline to reduce exposure to stocks with diminished appreciation potential.

As always, our primary objective is to maximize capital appreciation for our shareholders. We thank you for your continued support of the Morgan Grenfell SMALLCap Fund.

Sincerely,

                            /s/ Audrey M. T. Jones
                            ----------------------
                               Audrey M. T. Jones
                                President of the
                      Morgan Grenfell SMALLCap Fund, Inc.

--------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
--------------------------------------------------------------------------------
Performance Comparison

        MORGAN GRENFELL SMALLCap FUND, INC.,
        S&P SMALL CAP 600 INDEX AND RUSSELL 2000 INDEX
        AVERAGE GROWTH OF A $1,000 INVESTMENT (SINCE MAY 6, 1987)

                             [GRAPH APPEARS BELOW]

                 May-87           1,000      1,000      1,000
                 Dec-88             957        891        923
                 Dec-89           1,198      1,015      1,073
                 Dec-90           1,038        774        864
                 Dec-91           1,575      1,150      1,262
                 Dec-92           1,635      1,392      1,494
                 Dec-93           1,776      1,653      1,777
                 Dec-94           1,719      1,574      1,744
                 Dec-95           2,459      2,046      2,241
                 Dec-96           2,959      2,482      2,610
                 Dec-97           3,397      3,117      3,194
                 Dec-98           3,488      3,076      3,112
                 Dec-99           4,768      3,458      3,774
                 June-00          5,243      3,698      3,889

                 Morgan Grenfell SMALLCap Fund, Inc. - $5,243
                 S&P Small Cap 600 Index - $3,749
                 Russell 2000 Index - $3,571

       Average Annual Total Return for the Periods Ended June 30, 2000
                          (based upon the Fund's NAV)
           1 Year  41.44%   3 Year 19.06%   Since 5/6/87/1/  13.42%
            Benchmark returns are for the period beginning 4/30/87

--------------------------------------------------------------------------------
    Past performance is not indicative of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance figures assume the reinvestment of dividend and capital gain distributions.

    The S&P Small Cap 600 Index is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. It is a widely accepted benchmark of small capitalization equity market performance.

    The Russell 2000 Index is an unmanaged index which tracks the common stock price movement of the 2000 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. Index returns do not reflect expenses, which have been deducted from the Fund's return.

/1/ The Fund's inception date.

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Historical Returns (Cumulative)

                                               Morgan Grenfell     Smaller Companies
                                                  SMALLCap           S&P       Russell     Larger Companies
                                                 Fund, Inc.       Small Cap     2000      S&P 500
Period                                               NAV          600 Index     Index      Index     D.J.I.A.
-------------------------------------------------------------------------------------------------------------
1/1/00-6/30/00                                       10.0%           6.9%        3.0%      -0.4%       -8.5%
1999                                                 36.7%          12.4%       21.3%      21.0%       27.2%
1998                                                  2.7%          -1.3%       -2.6%      28.6%       18.2%
1997                                                 14.8%          25.6%       22.4%      33.4%       24.9%
1996                                                 20.3%          21.3%       16.5%      23.0%       28.9%
1995                                                 43.1%          30.0%       28.5%      37.6%       36.9%
1994                                                 -3.2%          -4.8%       -1.8%       1.3%        5.0%
1993                                                  8.6%          18.8%       18.9%      10.1%       17.0%
1992                                                  3.8%          21.1%       18.4%       7.6%        7.4%
1991                                                 51.8%          48.5%       46.0%      30.5%       24.3%
1990                                                -13.4%         -23.7%      -19.5%      -3.1%       -0.5%
1989                                                 25.2%          13.9%       16.3%      31.7%       32.2%
1988                                                 19.1%          19.5%       25.0%      16.6%       16.2%
Total Return from Inception (5/6/87)                424.2%         274.9%      257.1%     612.9%      559.1%

-------------------------------------------------------------------------------
Portfolio Structure

                                          Number             Market Value       Percentage of
                                       of Companies          (in Millions)        Portfolio
Economic Sector                        2000*   1999          2000*     1999     2000*    1999     Change
--------------------------------------------------------------------------------------------------------
Technology                               29      21           58.9     46.0      36%      29%       +7
Health Care                              15      14           37.8     28.4      22%      18%       +4
Consumer                                 13      20           15.1     26.2       9%      17%       -8
Credit Sensitive                         10      10           15.3     12.8       9%       8%       +1
Energy                                    6       5           14.6     12.0       9%       8%       +1
Service Companies                         8       9           10.5      9.6       6%       6%        0
Transportation                            4       4            6.5      7.6       4%       5%       -1
Process Industries                        3       6            3.3      6.4       2%       4%       -2
Capital Goods                             1       0            0.7       --       0%       0%        0
                                         --      --          -----    -----     ----     ----
Total Equities                           89      89          162.7    149.0      97%      95%
                                         ==      ==          -----    -----     ----     ----
Cash and Cash Equivalents                                      6.0      8.1       3%       5%
                                                             -----    -----     ----     ----
Total Fund                                                   168.7    157.1     100%     100%
                                                             =====    =====     ====     ====

-------------------------------------------------------------------------------
*Represents 1/1/00-6/30/00.

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Ten Largest Holdings As of June 30, 2000

                                         Percentage
                                           of Net    Stock
Company                                    Assets    Symbol   Business Focus
------------------------------------------------------------------------------------------------------
 1.   Documentum Inc.                       3.6%      DCTM    Intranet Software Developer
 2.   Trigon Healthcare Inc.                3.5%      TGH     Managed Healthcare Provider
 3.   Province Healthcare Co.               2.6%      PRHC    Non-Urban Hospital Network
 4.   Maxtor Corp.                          2.4%      MXTR    Semiconductor Measurement &
                                                                Inspection System Supplier
 5.   Dendrite International Inc.           2.4%      DRTE    Pharmaceutical Salesforce Automation
 6.   Tech Data Corp.                       2.2%      TECD    Computer Equipment Distributor
 7.   Cybex Computer Products Corp.         2.1%      CBXC    Neurological Medical Device Provider
 8.   ADTRAN Inc.                           2.1%      ADTN    High Speed Digital Transmission Products
 9.   ResMed Inc.                           2.0%      RMD     Medical Device Manufacturer
10.   Pinnacle Systems Inc.                 2.0%      PCLE    Video Production Equipment
                                           -----
                                           24.9%
                                           =====

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Schedule of Investments   June 30, 2000 (Unaudited)

Shares    Description                               Value
--------------------------------------------------------------
          Common Stocks - 98.0%
          Capital Goods - 0.4%
 19,200   Oshkosh Truck Corp.................... $    686,400
                                                 ------------
          Consumer - 9.1%
 56,000   Bally Total Fitness Holding*..........    1,421,000
 38,500   BJ's Wholesale Club, Inc.*............    1,270,500
 49,550   Cheesecake Factory, Inc.*.............    1,362,625
  9,200   Factory 2-U Stores, Inc.*.............      347,875
 77,900   Furniture Brands
           International, Inc.*.................    1,178,238
 37,300   Hain Celestial Group, Inc.*...........    1,368,444
 64,400   Mohawk Industries*....................    1,400,700
 26,100   Perfomance Food Group Co.*............      835,200
 53,400   Spanish Broadcasting
           System, Inc.*........................    1,098,037
 26,500   Too, Inc.*............................      674,094
 51,100   Trex Co., Inc.*.......................    2,555,000
 26,100   Zale Corp.*...........................      952,650
 16,533   99 Cents Only Stores*.................      659,253
                                                 ------------
                                                   15,123,616
                                                 ------------
          Credit Sensitive - 9.2%
 31,655   Astoria Financial Corp................      815,116
 62,300   Bank United Corp......................    2,192,181
 37,400   Bottomline Technologies, Inc.*........    1,278,613
101,300   D.R. Horton, Inc......................    1,373,881
107,300   Dime Bancorp..........................    1,689,975
102,350   Golden State Bancorp, Inc.*...........    1,842,300
 51,000   Labranche & Co., Inc.*................      733,125
109,000   Lennar Corp...........................    2,207,250
113,650   LNR Property Corp.....................    2,216,175
142,400   Sovereign Bancorp, Inc................    1,001,243
                                                 ------------
                                                   15,349,859
                                                 ------------
          Energy - 8.8%
 51,100   BJ Services*..........................    3,193,750
 56,400   Devon Energy..........................    3,168,975
145,300   Global Industries, Ltd.*..............    2,742,537
 72,000   Input/Output, Inc.*...................      607,500
 97,100   Marine Drilling Companies, Inc.*......    2,718,800
 67,000   National - Oilwell, Inc.*.............    2,202,625
                                                 ------------
                                                   14,634,187
                                                 ------------
          Health Care - 22.8%
 53,400   Accredo Health, Inc.*.................    1,845,637
 48,100   Alpharma, Inc.........................    2,994,225
397,500   Caremark Rx, Inc.*....................    2,707,969
 99,700   Cell Genesys, Inc.*...................    2,791,600
 94,600   Coventry Health Care, Inc.*...........    1,260,838
119,250   Dendrite International, Inc.*.........    3,972,516
 57,500   Enzon, Inc.*..........................    2,443,750
 21,700   Nanogen, Inc.*........................      920,894
 27,349   Priority Healthcare Corp., ClA*.......    2,032,373
 18,350   Priority Healthcare Corp., ClB*.......    1,363,634
120,200   Province Healthcare Co.*..............    4,342,225
124,400   ResMed, Inc.*.........................    3,327,700
 40,599   SonoSite, Inc.*.......................    1,169,759
Shares    Description                               Value
--------------------------------------------------------------
112,800   Trigon Healthcare, Inc.*.............. $  5,816,250
187,800   XOMA Ltd.*............................      804,009
                                                 ------------
                                                   37,793,379
                                                 ------------
          Process Industries - 2.0%
 30,800   Bowater Inc...........................    1,359,050
 77,300   PH Glatfelter Co......................      787,494
 32,200   Rayonier Inc..........................    1,155,175
                                                 ------------
                                                    3,301,719
                                                 ------------
          Service Companies - 6.3%
 50,200   Alamosa PCS Holdings, Inc.*...........    1,047,925
 27,200   GT Group Telecom, Inc., Cl B*.........      430,100
 55,000   Insight Communications
           Company, Inc.*.......................      859,375
124,000   Pac-West Telecomm, Inc.*..............    2,480,000
 68,145   Price Communications Corp.*...........    1,605,667
 37,700   SBA Communications Corp.*.............    1,958,044
 93,300   US Unwired Inc.*......................    1,212,900
 30,100   Viatel, Inc.*.........................      859,731
                                                 ------------
                                                   10,453,742
                                                 ------------
          Technology - 35.5%
 44,300   Accrue Software, Inc.*................    1,572,650
 58,000   ADTRAN, Inc.*.........................    3,472,750
124,100   Allied Riser Communications
           Corp.*...............................    1,752,912
 29,500   Alpha Industries, Inc.................    1,299,844
 53,000   ATMI, Inc.*...........................    2,464,500
 50,900   Cognex Corp.*.........................    2,634,075
 81,000   Computer Network
           Technology Corp.*....................    1,407,375
 53,200   Credence Systems Corp.*...............    2,935,975
 81,500   Cybex Computer Products
           Corp.*...............................    3,504,500
 67,400   Documentum, Inc.*.....................    6,023,875
 98,700   InFocus Corp.*........................    3,176,906
 47,600   IntraNet Solutions, Inc.*.............    1,826,650
 27,200   iPrint.com, Inc.*.....................      133,449
 23,000   LTX Corp.*............................      803,563
  1,600   Marvell Technology Group
           Ltd.*................................       91,200
376,400   Maxtor Corp.*.........................    3,975,725
 90,200   Mentor Graphics Corp.*................    1,792,725
  9,200   National Computer
           Systems, Inc.........................      453,100
118,100   Netpliance, Inc.*.....................    1,077,662
 30,000   PC-Tel, Inc.*.........................    1,140,000
 35,850   Pegasus Solutions, Inc.*..............      389,869
101,800   Philadelphia Suburban Corp............    2,086,900
 20,100   Photon Dynamics, Inc.*................    1,501,219
147,300   Pinnacle Systems, Inc.*...............    3,311,952
  8,000   Polycom, Inc.*........................      752,750
 81,600   SAGA SYSTEMS, Inc.*...................    1,014,900
 82,200   Tech Data Corp.*......................    3,580,838
 61,000   Titan Corp.*..........................    2,729,750
 30,000   Zoran Corp.*..........................    1,978,125
                                                 ------------
                                                   58,885,739
                                                 ------------

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Schedule of Investments   June 30, 2000 (Unaudited)

Shares     Description                               Value
--------------------------------------------------------------
           Transportation - 3.9%
  75,000   Airbone Freight Corp.................  $  1,420,312
  71,300   Atlantic Coast Airlines*.............     2,263,775
  23,700   Tidewater, Inc.......................       853,200
  80,700   USFreightways Corp...................     1,982,194
                                                  ------------
                                                     6,519,481
                                                  ------------
Total Investments
 (Cost $128,394,525)............    98.0%          162,748,122
Other Assets in Excess
 of Liabilities.................     2.0             3,290,334
                                   ------         ------------
Net Assets......................   100.0%         $166,038,456
                                   ======         ============

--------------------------------------------------------------
*Non-income producing security


    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Statement of Assets and Liabilities (Unaudited)

                                                                        As of
                                                                       June 30,
                                                                         2000
----------------------------------------------------------------------------------
Assets
 Investment at Value (cost $128,394,525)..........................   $162,748,122
 Cash.............................................................      5,997,391
 Receivable for Securities Sold...................................     12,455,401
 Dividends and Interest Receivable................................         13,591
                                                                     ------------
Total Assets......................................................    181,214,505
                                                                     ------------
Liabilities
 Payable for Securities Purchased.................................     14,975,616
 Due to Advisor...................................................        125,655
 Accrued Expenses and Other.......................................         66,794
 Due to Administrator.............................................          7,984
                                                                     ------------
Total Liabilities.................................................     15,176,049
                                                                     ------------
Net Assets........................................................   $166,038,456
                                                                     ============
Composition of Net Assets
 Common Stock; (150,000,000 shares authorized $0.01 par value).
  Based on Outstanding Shares of Common Stock.....................   $    107,905
 Capital in Excess of Par Value...................................    105,670,560
 Accumulated Net Realized Gain from Investments...................     25,906,394
 Net Unrealized Appreciation on Investments.......................     34,353,597
                                                                     ------------
Net Assets........................................................   $166,038,456
                                                                     ============
Shares Outstanding................................................     10,790,522
                                                                     ============
Net Asset Value Per Share
 (net assets divided by shares outstanding).......................   $      15.39
                                                                     ============

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Statement of Operations (Unaudited)

                                                                         For the Six
                                                                        Months Ended
                                                                        June 30, 2000
-------------------------------------------------------------------------------------
Investment Income
 Dividends...........................................................    $    201,171
 Interest............................................................         189,721
                                                                         ------------
Total Investment Income..............................................         390,892
                                                                         ------------
Expenses
 Investment Advisory Fee.............................................         809,303
 Administration Fees.................................................          48,558
 Directors' Fees.....................................................          37,798
 Professional........................................................          25,958
 Custody Fee.........................................................          25,780
 Legal Fee...........................................................          22,490
 Printing Fees.......................................................          19,919
 Transfer Agency Fee.................................................           9,020
 Registration & Filing Fees..........................................           3,656
 Miscellaneous.......................................................          30,526
                                                                         ------------
Total Expenses.......................................................       1,033,008
                                                                         ------------
Expenses in Excess of Income.........................................        (642,116)
                                                                         ------------
Realized and Unrealized Gain (Loss) on Investments:
 Net Realized Gain from Investment Transactions......................      26,860,711
 Net Change in Unrealized Appreciation/Depreciation on Investments...     (12,073,732)
                                                                         ------------
Net Realized and Unrealized Gain on Investments......................      14,786,979
                                                                         ------------
Net Increase in Net Assets from Operations...........................    $ 14,144,863
                                                                         ============

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Statements of Changes in Net Assets (Unaudited)

                                                          For the Six        For the
                                                          Months Ended     Year Ended
                                                            June 30,      December 31,
                                                              2000            1999
--------------------------------------------------------------------------------------
Increase in Net Assets from Operations:
 Expenses in Excess of Income..........................   $   (642,116)   $ (1,158,162)
 Net Realized Gain on Investments......................     26,860,711      20,846,432
 Net Change in Unrealized Appreciation/Depreciation
  on Investments.......................................    (12,073,732)     22,164,135
                                                          ------------    ------------
Net Increase in Net Assets from Operations.............     14,144,863      41,852,405
Distributions to Shareholders
 Net Realized Gain from Investment Transactions........    (16,271,410)             --
                                                          ------------    ------------
Total Distributions....................................    (16,271,410)             --
                                                          ------------    ------------
Capital Share Transactions:
 Net Proceeds from Shares Reinvested...................     12,269,360              --
 Reissuance of Treasury Shares.........................             --              --
 Cost of Treasury Shares Purchased.....................             --              --
                                                          ------------    ------------
Net Increase in Net Assets from Capital Transactions...     12,269,360              --
                                                          ------------    ------------
Total Increase in Net Assets...........................     10,142,813      41,852,405
Net Assets
Beginning of Period....................................    155,895,643     114,043,238
                                                          ------------    ------------
End of Period..........................................   $166,038,456    $155,895,643
                                                          ============    ============

                       See Notes to Financial Statements.
-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Financial Highlights

For the six months ended June 30, 2000 and the years ended December 31, (Unaudited)
For a Share Outstanding Throughout each Period

                                                For the Six Months
                                                   Ended June 30,                          For the Year Ended
                                                        2000           1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------------
Morgan Grenfell SMALLCap Fund, Inc.:
Per Share Operating Performance:
Net Asset Value, Beginning
  of Period                                             $15.90        $11.63       $11.58       $12.23       $12.31       $10.21
                                                        ------        ------       ------       ------       ------       ------
Income from Investment Operations:
  Net Investment Income
    (Expenses in Excess of Income)                        0.01         (0.12)        0.01        (0.09)       (0.06)          --
  Net Realized and Unrealized
    Gain/(Loss)                                           1.14          4.39         0.25         1.78         2.18         4.23
                                                        ------        ------       ------       ------       ------       ------
Total from Investment Operations                          1.15          4.27         0.26         1.69         2.12         4.23
                                                        ------        ------       ------       ------       ------       ------
Distribution to Shareholders:
  Net Investment Income                                     --            --        (0.01)          --           --           --
  Realized Capital Gains                                 (1.66)           --        (0.08)       (2.34)       (1.60)       (2.13)
  Return of Capital                                         --            --        (0.12)          --           --           --
                                                        ------        ------       ------       ------       ------       ------
Total Distributions                                      (1.66)           --        (0.21)       (2.34)       (1.60)       (2.13)
                                                        ------        ------       ------       ------       ------       ------
Dilution Due to Rights Offering                             --            --           --           --        (0.60)          --
                                                        ------        ------       ------       ------       ------       ------
Net Asset Value, End of Period                          $15.39        $15.90       $11.63       $11.58       $12.23       $12.31
                                                        ======        ======       ======       ======       ======       ======
Market Value, End of Period                             $15.45        $14.19       $ 9.69       $11.13       $10.50       $12.63
                                                        ======        ======       ======       ======       ======       ======
Total Return Based on Net Asset Value
  Per Share                                              41.44%        36.70%        2.66%       14.60%       20.80%       41.40%
Total Return Based on Market Value
  Per Share                                              25.29%        46.45%      (10.99)%      28.50%       17.50%       42.30%
Net Assets, End of Period (000)                       $166,038      $155,896     $114,043     $101,613     $111,135      $74,402
Ratio of Expenses to Average
  Net Assets                                              1.28%/1/      1.45%        1.56%        1.42%        1.76%        1.51%
 Ratio of Net Investment Income/(Loss)
  to Average Net Assets                                  (0.79)%/1/    (0.97)%       0.12%       (0.66)%      (0.57)%      (0.03)%
Portfolio Turnover Rate                                     72%          114%         116%         101%         162%         110%

-------------------------------------------------------------------------------
/1/ Annualized

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Notes to Financial Statements June 30, 2000 (Unaudited)

1. Significant Accounting Policies

Morgan Grenfell SMALLCap Fund, Inc. ("the Fund") was organized as a Maryland corporation on January 16, 1987 and is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company. The Fund began operations on May 6, 1987.

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies.

Valuation of Securities--Securities listed on an exchange and over-the-counter securities quoted on the NASDAQ system are valued on the basis of the last sale price. Over-the-counter securities not quoted on the NASDAQ system are valued on the basis of the average bid and asked prices. Commercial paper is carried at cost, which approximates market value.

Securities transactions and investment income--Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

Federal income taxes--It is the policy of the Fund to qualify as a regulated investment company by complying with provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of income and capital gains (after application of net capital loss carryovers) sufficient to relieve it from Federal income taxes.

Distributions--Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid in capital in the period that the difference arises.

Use of estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of increase and decrease in assets from operations during the reporting period. Actual results could differ from those estimates.

2. Administration, Investment Advisory Fee and Other Transactions with Affiliates

The Fund has entered into an administration agreement with Deutsche Asset Management, Inc., ("DeAM", the "Administrator", formerly Morgan Grenfell
Inc.), pursuant to which the Administrator is paid an annual fee of 0.06% based upon the aggregate average daily net assets of the Fund. The Administrator generally assists in all matters relating to the administration of the Fund, including the coordination and monitoring of any third parties furnishing services to the Fund, preparation and maintenance of financial accounting records, and the provision of necessary office space, equipment and personnel to perform administrative and clerical functions. The Administrator is also responsible for engaging an accounting agent, custodian and transfer agent for the Fund's operations. Fees for services rendered by the accounting agent are paid by the Administrator and not the Fund. For the six months ended June 30, 2000, the fees earned by the Administrator were approximately $48,558.

The fund has entered into an advisory agreement with DeAM. Under this agreement the fund pays a fee calculated at an annual rate of 1.00% of the Fund's average daily net assets.

Certain individuals who are officers or directors of the Fund are also officers or directors of DeAM.

3. Capital Share Transactions

Transactions in capital shares for the six months ended June 30, 2000 and the year ended December 31, 1999 were as follows.

                                              For the Six         For the Year
                                             Months Ended             Ended
                                               6/30/2000           12/31/1999
                                         ---------------------   ---------------
                                         Shares      Amount      Shares   Amount
                                         -------   -----------   ------   ------
Shares Sold............................       --            --       --       --
Reinvested.............................  988,468   $12,269,360       --       --
Shares Purchased.......................       --            --       --       --
                                         -------   -----------   ------   ------
Net Increase in Capital
 Shares................................  988,468   $12,269,360       --       --
                                         =======   ===========   ======   ======

-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Notes to Financial Statements June 30, 2000 (Unaudited)

4. Purchases and Sales of Investment Securities

The aggregate cost of securities purchased and the aggregate proceeds of securities sold for the six months ended June 30, 2000, excluding short-term investments, were $114,424,708 and $115,487,331, respectively.

For Federal income tax purposes, the cost of securities owned was $128,394,525. The aggregate gross unrealized appreciation and depreciation and the net unrealized appreciation on purchases and sales of investments at June 30, 2000 were $43,408,143, $9,054,546 and $34,353,597, respectively.

5. Fund Management

The Fund is managed by a team with an average of twenty-one years of experience. The portfolio sector responsibilities are as follows:

John P. Callaghan    Health Care and Technology Sectors

Doris R. Klug        Consumer and Capital Goods Sectors

Audrey M.T. Jones    Credit & Sensitive, Communication
                     Services, Process Industries and
                     Transportation Sectors


-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------

                           Dividend Reinvestment Plan

The Plan

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions from net investment income and/or capital gains will be reinvested in additional shares of the Fund by The Bank of New York, as agent for shareholders in administering the Plan (the "Plan Agent"). Registered shareholders are deemed to participate in the Plan unless they elect to be paid in cash. When registered shareholders purchase shares of the Fund, they will receive from the Plan Agent an authorization card to be signed and returned if they wish to receive distributions in cash. Shareholders whose shares are held in the name of a broker or nominee or shareholders transferring such an account to a new broker should contact their broker or nominee to elect to participate in the Plan or to receive their distributions in cash.

Participants in the Plan may elect to withdraw from the Plan at any time upon written notice to the Plan Agent and thereby elect to receive all distributions either in the form of a stock dividend or cash. The written notice will not be effective with respect to distributions made within seven days of its receipt by the Plan Agent. If notice is received after a record date, a shareholder's request will be completed after the reinvested shares for that distribution have been credited to the shareholder's account.

If the Fund's shares are trading at a premium; (i.e. the net asset value ("NAV") is less than the then-current market price), participating shareholders will receive distributions in additional shares issued by the Fund. The number of additional shares will be determined by dividing the amount of the shareholder's distribution by the higher of (i) the Fund's NAV or (ii) 95% of the Fund's market price. If the Fund is trading at a discount, as has generally been the case, the Fund will issue shares to reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date.

There will be no brokerage charges for shares directly issued by the Fund. However, brokerage commissions incurred on open market purchases will be borne pro rata by each participant. There is no direct service charge to participants in the Plan. The fees of the Plan Agent will be borne by the Fund. The Board reserves the right to amend the Plan to provide for a charge to participants or for any other reasons.

Distributions are taxable whether paid in cash or reinvested in additional shares.

Prior to April 2000 the Fund's policy with regard to reinvestment of distributions when the Fund was trading at a discount was to purchase the necessary shares on the market and, if necessary, issue shares at net asset value. In April 2000, the Fund's Board of Directors amended the Plan to its current policy of issuing new shares. Shareholders of the Fund were notified of this change by mail. The amendment eliminates the necessity of delaying the crediting of shares to the accounts of reinvesting shareholders beyond the payment date, a situation that may occur when a larger distribution is paid. It also obviates the need of issuing shares at net asset value if shares cannot be purchased in a timely fashion. The Board recognized that the issuance of new shares at a price lower than net asset value will result in dilution of the net asset value of the previously outstanding shares. Accordingly, to offset such dilution, the Board intends to authorize the Fund to purchase shares equal to the amount of shares issued under the Plan subsequent to the payable date.


-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------

                            Share Repurchase Program

On August 16, the Fund announced that its Board of Directors has authorized the Fund to repurchase up to 1,000,000 shares of its Common Stock in open market purchases to be effected over the New York Stock Exchange. The Board of Directors and Fund Management expect the Fund to make such purchases from time to time during 2000.

The Board has authorized this buy back program to offset the impact of share dilution that occurred on June 21, 2000 when the Fund issued 988,468 new shares to shareholders who elected to receive the Fund's capital gains distribution in shares of the Fund. Because the new shares were issued at market price, the repurchase of a similar number of shares on the open market should offset some or all of the dilution. The buyback initiatives will also prepare the Fund for its next distribution and may have the positive effect of temporarily reducing the Fund's current discount.



                              Amendment to By-Laws

In April, the Board of Directors adopted several amendments to the Fund's By-Laws to reflect recent changes in Maryland law. The advance notice provisions in the By-Laws have been changed so that shareholders are now required to notify the Fund in writing of any proposal which they intend to present at an annual meeting of shareholders, including any nominations for director, between 90 and 120 days prior to the first anniversary of the mailing date of the notice from the prior year's annual meeting of shareholders. The notification must be in the form prescribed by the By-Laws. The advance notice provisions were amended to provide the Fund and its directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to shareholders. Other amendments set forth the procedures which must be followed in order for a shareholder to call a special meeting of shareholders, increase the percentage of votes required to call a special meeting and enhance the Board's ability to fill vacancies on the Board of Directors. Please contact the Secretary of the Fund for additional information about the advance notice requirements or the other amendments to the By-Laws.


-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Proxy Results (Unaudited)

At the annual shareholders meeting held on April 18, 2000, shareholders voted on the following proposals. The description of each proposal and number of shares voted are as follows:

1. To elect Audrey M.T. Jones as a Director of the Fund until 2003.

                     Shares                Shares Voted
                      Voted                  Withheld
                       For                   Authority
                     ------                ------------
                    2,546,300                1,503,080

2. To ratify the selection of KPMG LLP as the independent auditors of the Fund.

             For                   Against                  Withheld
          ---------               ---------                 --------
          3,103,183               2,429,370                  206,806

The voting results presented have been certified by CT Corporation, which served as the independent inspector of elections for the shareholders' meeting.


-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------


Deutsche Asset Management, Inc. (the Adviser to the Morgan Grenfell SMALLCap
Fund) is a indirect wholly owned subsidiary of Deutsche Bank AG.

Shares of the Morgan Grenfell SMALLCap Fund, a closed end fund, are traded on the New York Stock Exchange under the symbol "MGC."

In accordance with Section 23(c) of the Investment Company Act of 1940, the Fund hereby serves notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors.

                        SHAREHOLDER INFORMATION SERVICE

Information regarding the Fund's net asset value is available by calling 1-800-550-6426. The Fund's net asset value is reported each week in The Wall Street Journal and Barron's.

                          Shareholder Inquiries:
                          The Bank of New York
                          1-800-432-8224
                          Shareholder Relations Department - 11E
                          P.O. Box 11258
                          Church Street Station
                          New York, NY 10286

                          E-Mail Address: Shareowner-svcs@bankofny.com


-------------------------------------------------------------------------------

Morgan Grenfell SMALLCap Fund, Inc.
-------------------------------------------------------------------------------
Directors and Officers

Robert E. Greeley                         John P. Callaghan
DIRECTOR                                  EXECUTIVE VICE PRESIDENT
President                                 Deutsche Asset Management, Inc.
Page Mill Asset Management Ltd.
                                          Edward J. Veilleux
Joseph J. Incandela                       VICE PRESIDENT
DIRECTOR AND CHAIRMAN                     Director
Private Equity Investor                   Deutsche Asset Management

Audrey M.T. Jones                         Amy M. Olmert
PRESIDENT AND DIRECTOR                    TREASURER AND CHIEF FINANCIAL OFFICER
Executive Vice President                  Director
Deutsche Asset Management, Inc.           Deutsche Asset Management

Richard D. Wood                           Fran Pollack-Matz
DIRECTOR                                  SECRETARY
Consultant                                Vice President
                                          Deutsche Asset Management




INDEPENDENT AUDITORS                      CUSTODIAN
KPMG LLP                                  Brown Brothers Harriman & Co.
757 Third Avenue                          40 Water Street
New York, NY10017                         Boston, MA 02109

TRANSFER AGENT                            INVESTMENT ADVISER
The Bank of New York                      Deutsche Asset Management, Inc.
101 Barclay Street                        885 Third Avenue
New York, NY 10154                        32nd Floor
                                          New York, NY 10022




                                                                  MGSCSA (06/00)